LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND

August 13, 1997

Dear Shareholder:

We are pleased to report that as European equities continued to provide exceptional opportunities for global investors, The JPM Institutional European Equity Fund produced an impressive 12.80% return for the six-month period ended June 30, 1997. Although the Fund trailed the 14.26% return of its benchmark, the MSCI Europe Index, it performed favorably above the average 11.40% return of its competitors, as measured by the Lipper European Region Funds Average.

The strong returns of European equity markets throughout the reporting period were primarily due to the continued economic recoveries, low interest rates, and corporate restructurings prevalent throughout the region. The Fund benefited from this generally positive investment backdrop, enhanced by the management team's successful stock-selection decisions.

The Fund's net asset value increased from $11.56 per share at December 31, 1996 to $13.04 by June 30, 1997. The Fund's net assets also increased from $6.5 million to $10.7 million at the end of the reporting period. The net assets of The European Equity Portfolio, in which the Fund invests, totaled approximately $678.9 million on June 30, 1997.

The report that follows includes an interview with Paul A. Quinsee, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you in the future. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS ......... 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE ................... 2     FINANCIAL STATEMENTS .............. 9

PORTFOLIO MANAGER Q&A .............. 3
--------------------------------------------------------------------------------

Fund performance

EXAMINING PERFORMANCE
One way to evaluate performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

PERFORMANCE                                    TOTAL RETURNS           AVERAGE ANNUAL TOTAL RETURNS
                                               -------------------     ----------------------------
                                               THREE       SIX         ONE               SINCE
AS OF JUNE 30, 1997                            MONTHS      MONTHS      YEAR              INCEPTION*
-----------------------------------------------------------------      ----------------------------
The JPM Institutional European Equity Fund      8.04%      12.80%      26.65%            23.20%
MSCI Europe Index                               8.94%      14.26%      29.99%            25.24%
Lipper European Region Funds Average            6.58%      11.40%      22.92%            22.66%


* 2/29/96, COMMENCEMENT OF OPERATIONS.
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND
REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN
REIMBURSED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF
OVER 500 SECURITIES LISTED ON THE STOCK EXCHANGE OF FOURTEEN EUROPEAN COUNTRIES. THE INDEX DOES NOT INCLUDE FEES OR OPERATING
EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.
THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EUROPEAN EQUITY PORTFOLIO, A SEPARATELY
REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE
FUND.


Portfolio manager Q&A

[PHOTO] Following is an interview with Paul A. Quinsee, Vice President, a member of the portfolio management team for The European Equity Portfolio, in which the Fund invests. Paul joined
                 Morgan in 1992 as an international equity portfolio manager. Previously, he worked for five years as an equity portfolio manager with CitiBank and for two years with Schroder Capital Management in London. This interview was conducted on August 7, 1997 and reflects Paul's views on that date.

EUROPEAN EQUITIES IN GENERAL HAVE HAD A POWERFUL RUN FOR THE LAST TWELVE TO EIGHTEEN MONTHS, OFTEN OUTPERFORMING OTHER REGIONS OF THE WORLD. CAN YOU EXPLAIN WHAT LIES BEHIND THE STRENGTH OF EUROPEAN MARKETS?

PAQ: You're certainly correct to say that European markets have performed well. We've seen the best period for Europe over the last six months than we've had for ten years. In fact, it's hard to imagine a more favorable environment for the European stock market.
    At the macro level, there are economies in Europe that are still in very early stages of recovery. That means that companies' sales volumes are rising, but there's still very little upward pressure on their costs. Also, profitability in Europe for many international companies has been held back by the tremendous depreciation of the core European currencies; the Deutsche mark, for example, lost nearly 20% of its value against the U.S. dollar in the last few months.
    Interest rates in Europe are also very low and, if anything, will continue to drift lower -- particularly in the peripheral countries of Italy and Spain, where investors have increasingly factored in the likelihood of their qualification for European Monetary Union (EMU).* We believe continued convergence of both short- and long-term rates toward very low German levels is, therefore, likely.
    At the company-specific level, a wave of restructuring continues to sweep across Europe. We've actually been surprised at just how many companies have been prepared to take actions to reduce costs that, until a few years ago, wouldn't have been attempted.

IN WHICH COUNTRIES HAVE YOU SEEN THE MOST RESTRUCTURING, AND WHY DOES THIS BENEFIT COMPANIES?

PAQ: The restructuring process is most advanced in the U.K., coming close to U.S. levels in many industry groups. More recently, we've seen a flurry of announcements in the Scandinavian countries and Germany. There are even some examples of restructuring in France.
    The process of restructuring is good because that means companies are paying greater attention to issues of profitability. For example, Electrolux, in Sweden, announced a wide-range restructuring that included a 20% reduction of its workforce. Volkswagen AG in Germany, which has been very successful in introducing more flexible working practices, is also simplifying their structure to reduce their unit production costs. Both these stocks performed extremely well, as investors began to realize that restructuring often means more profits for shareholders in the end.

* FOR A MORE DETAILED EXPLANATION OF EUROPEAN ECONOMIC & MONETARY UNION (EMU), PLEASE CALL (800) 766-7722 TO OBTAIN A COPY OF J.P. MORGAN INVESTMENT'S MOST RECENT PUBLICATION OF "INVESTMENT INSIGHTS."

IS THIS PRACTICE VERY SIMILAR TO THE RESTRUCTURING U.S. COMPANIES WENT THROUGH IN THE '80S AND EARLY '90S?

PAQ: Yes, although it's at a much earlier stage. It's unlikely profits in Europe will ever reach the levels achieved by U.S. companies due to their restructurings. But we do think European companies will be able to improve their profitability compared to the low levels they've suffered over the last five years.

DURING THE REPORTING PERIOD, THERE WERE SOME CONSIDERABLE CHANGES IN THE POLITICAL STRUCTURES OF BOTH FRANCE AND THE U.K. CAN YOU COMMENT ON THE IMPACT THESE CHANGES HAD ON EUROPEAN EQUITIES? ALSO, WHAT SPECIFIC IMPACT DID THESE POLITICAL CHANGES HAVE ON THE REGION'S PROGRESS TOWARD EMU?

PAQ: It's interesting that during the past six months we've seen elections in two of the largest countries in Europe -- France and the U.K. In both cases, there was a change in the ruling party, with the mood shifting more toward the left of the political spectrum. In the U.K. this was not a surprise to anyone, as the ruling conservative party had been in power for 17 years and it appeared that the electorate in Britain felt it was time for a change. Moreover, the Labour Party that was elected has gone a long way in the past few years to repudiate its Socialist policies; it is much more a party of the center these days, rather than of the far left.
    In France, however, the election results were a surprise. President Chirac called an election to ratify further measures to qualify for EMU. What was a surprise to him, however, was that France's electorate was fed up with the austerity programs of its ruling administration, and instead elected a Socialist government that promised to promote growth and correct France's unemployment problem. France currently has one of the highest levels of unemployment in Europe.
    When we look at the impact the election had in the U.K., it primarily involves changes in taxation. The new government increased taxes on the corporate sector, and also removed some of the tax privileges (in terms of dividend income from equity) previously enjoyed by pension funds. Both measures were initially negative for U.K. stocks. However, because these tax changes were anticipated, the U.K. market absorbed the shock, and has again joined the general bullish trend prevalent throughout Europe.
    In France, the government's rhetoric initially concerned investors. In particular, there was concern that the government would stop companies from restructuring. It appears now, however, that the rhetoric itself will only be notable if it actually comes to policy. The new government in France also raised corporate taxes. Overall, though, the changes have been only marginally negative for the markets.
    In terms of what these political changes mean for EMU, specifically, the move leftwards in France was seen as increasing the chance for a broader, somewhat less disciplined monetary union. This means that Spain as well as Italy could qualify. Investors are now envisioning a union that will be a little more growth-oriented, and a little less hawkish on monetary policy. This is actually one of the reasons why European currencies in general, and the Deutsche mark in particular, have been so weak in recent months.

WILL THE NEW ADMINISTRATION IN THE U.K. HAVE ANY AFFECT ON THE U.K.'S HESITANCY TO PARTICIPATE IN EMU?

PAQ: Although the new Labour government in the U.K. has made more conciliatory gestures than its predecessors regarding a European union, we still think it's most unlikely that the U.K. will be among the first-round participants in 1999. We do expect the U.K. will eventually participate -- if the union goes ahead and proves to be reasonably successful. However, we don't think the U.K. will participate in the first round, for political more than economic reasons.

THE FUND POSTED A VERY STRONG RETURN FOR THE SIX-MONTH PERIOD UNDER REVIEW, KEEPING IT ABOVE THE AVERAGE PERFORMANCE OF ITS COMPETITORS. CAN YOU PROVIDE SPECIFIC EXAMPLES OF WHY THE FUND DID SO WELL? PLEASE ALSO COMMENT ON WHY THE FUND UNDERPERFORMED ITS BENCHMARK, THE MSC IEUROPE INDEX.

PAQ: The stock-selection decisions that we put in place worked out very well during the period. In the major Continental markets, the Fund benefited from Volkswagen AG in Germany, Novartis AG in Switzerland, and from some good picks in the German insurance sector too -- primarily Munich Reinsurance (Muenchener Rueckversicherungs-Gesellschaft AG). Also, the Fund benefited from its holding in Philips Electronics NV, a technology company in the Netherlands, which rose on the announcement of a joint venture with Lucent, the U.S. communications equipment company. So, there are many examples of good research-driven stock picking in the Continental markets.
    In the U.K., however, progress had been tougher, compared to the Continental markets, and earnings had come down. Our high exposure to the U.K. held the Fund back, and was a primary reason for its underperformance relative to the benchmark. U.K. markets had to contend with a very strong currency (Sterling), which had depreciated by about 20% against the Deutsche mark over the past months. That translated into good performance for a very narrow, very concentrated segment of the U.K. market. The majority of U.K. companies performed badly, with only a few giant companies doing well (mostly confined to the banking and drug sectors). Our research told us that many of those bigger companies were expensive and that there were better opportunities in medium-sized stocks -- but that didn't help us during this reporting period.

MOVING TOWARD THE SECOND HALF OF 1997, HOW ARE YOU POSITIONING THE PORTFOLIO? WHICH MARKETS DO YOU BELIEVE WILL ADD MOST VALUE?

PAQ: European markets have done very well. We believe they are not in any way undervalued any more and, in some cases, valuations are really very demanding. However, as long as this favorable environment for investing in Europe lasts, then we can't rule out the chance of further gains -- especially if the European currencies stay weak, growth continues to recover, interest rates stay low, and companies continue to restructure. On a relative basis, then, Europe still looks like one of the more attractive regions of the world in which to invest.
    Specifically, we feel the U.K. market offers the most potential to add value, and we've been adding to the Portfolio's positions there. We've also been adding to Portfolio holdings in Italy. We see plenty of room for interest rates to come down further, and we are actually seeing signs that restructuring is beginning to spread into Italy. So we think there will be upside opportunities for investors there.
    Conversely, we are finding it harder to find value in the Dutch market or in many areas of the Swiss market. We have therefore underweighted the Portfolio in those markets.

Fund facts

INVESTMENT OBJECTIVE

The JPM Institutional European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in fourteen European countries. As an international investment, the Fund is subject to foreign market, political and currency risks.

-----------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/29/96

-----------------------------------------------------
NET ASSETS AS OF 6/30/97
$10,726,610

-----------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO

The Fund's annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF JUNE 30, 1997

COUNTRY ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- UNITED KINGDOM 33.5%
- GERMANY 15.1%
- FRANCE 12.5%
- SWITZERLAND 8.4%
- NETHERLANDS 6.0%
- ITALY 5.9%
- BELGIUM 3.2%
- OTHER COUNTRIES 15.4%


LARGEST PORTFOLIO HOLDINGS                                          % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)                                  INVESTMENTS
----------------------------------                                  -----------
GLAXO WELLCOME PLC (U.K.)                                           2.8%
NOVARTIS AG (SWITZERLAND)                                           2.5%
HSBC HOLDING PLC(75P) (U.K.)                                        2.4%
LLOYDS TSB GROUP PLC (U.K.)                                         1.9%
BRITISH PETROLEUM CO. PLC (U.K.)                                    1.6%
BRITISH TELECOMMUNICATIONS PLC(U.K.)                                1.4%
ROCHE HOLDING AG (SWITZERLAND)                                      1.4%
ENI SPA (ITALY)                                                     1.4%
ROYAL DUTCH PETROLEUM CO. (NETHERLANDS)                             1.4%
ELF AQUITAINE SA (FRANCE)                                           1.1%

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN")SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions and reflect the reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. References to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell such securities. Opinions expressed herein on current market conditions are subject to change without notice. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $10,739,297
Deferred Organization Expenses                          12,468
Receivable for Expense Reimbursements                    5,317
Other Assets                                            27,487
                                                   -----------
    Total Assets                                    10,784,569
                                                   -----------
LIABILITIES
Organization Expenses Payable                            7,161
Shareholder Servicing Fee Payable                          870
Administrative Services Fee Payable                        270
Administration Fee Payable                                  44
Accrued Trustees' Fees and Expenses                         35
Fund Services Fee Payable                                    9
Accrued Expenses                                        49,570
                                                   -----------
    Total Liabilities                                   57,959
                                                   -----------
NET ASSETS
Applicable to 822,577 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $10,726,610
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $13.04
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 8,779,478
Undistributed Net Investment Income                    105,212
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                        425,921
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                      1,415,999
                                                   -----------
    Net Assets                                     $10,726,610
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $35,066)                                $  140,586
Allocated Interest Income                                        10,784
Allocated Portfolio Expenses                                    (36,318)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                                 115,052

FUND EXPENSES
Registration Fees                                  $ 9,242
Printing Expenses                                    7,434
Transfer Agent Fees                                  7,387
Professional Fees                                    5,638
Shareholder Servicing Fee                            4,223
Amortization of Organization Expenses                1,683
Administrative Services Fee                          1,321
Administration Fee                                     137
Fund Services Fee                                      137
Trustees' Fees and Expenses                             70
Insurance Expense                                       18
Miscellaneous                                          992
                                                   -------
    Total Fund Expenses                             38,282
Less: Reimbursement of Expenses                    (32,368)
                                                   -------
NET FUND EXPENSES                                                 5,914
                                                             ----------
NET INVESTMENT INCOME                                           109,138
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                367,885
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                      650,093
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $1,127,116
                                                             ----------
                                                             ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                      FEBRUARY 29,
                                                                          1996
                                                    FOR THE SIX     (COMMENCEMENT OF
                                                    MONTHS ENDED     OPERATIONS) TO
                                                   JUNE 30, 1997      DECEMBER 31,
                                                    (UNAUDITED)           1996
                                                   --------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      109,138   $        67,086
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio          367,885            68,912
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                                650,093           765,906
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        1,127,116           901,904
                                                   --------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                          --           (55,253)
Net Realized Gain                                              --           (27,798)
                                                   --------------   ----------------
    Total Distributions to Shareholders                        --           (83,051)
                                                   --------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        3,125,000         6,230,075
Reinvestment of Dividends and Distributions                    --            12,575
Cost of Shares of Beneficial Interest Redeemed            (57,009)         (530,000)
                                                   --------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               3,067,991         5,712,650
                                                   --------------   ----------------
    Total Increase in Net Assets                        4,195,107         6,531,503

NET ASSETS
Beginning of Period                                     6,531,503                --
                                                   --------------   ----------------
End of Period (including undistributed net
  investment income (loss) of $105,212 and
  ($3,926), respectively)                          $   10,726,610   $     6,531,503
                                                   --------------   ----------------
                                                   --------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                       FOR THE PERIOD
                                                                        FEBRUARY 29,
                                                                            1996
                                                       FOR THE        (COMMENCEMENT OF
                                                   SIX MONTHS ENDED    OPERATIONS) TO
                                                    JUNE 30, 1997       DECEMBER 31,
                                                     (UNAUDITED)            1996
                                                   ----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         11.56    $         10.00
                                                   ----------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.13               0.12
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                        1.35               1.59
                                                   ----------------   ----------------
  Total from Investment Operations                            1.48               1.71
                                                   ----------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                           --              (0.10)
Net Realized Gain                                               --              (0.05)
                                                   ----------------   ----------------
  Total Distributions to Shareholders                           --              (0.15)
                                                   ----------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $         13.04    $         11.56
                                                   ----------------   ----------------
                                                   ----------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 12.80%(a)           17.10%(a)
Net Assets, End of Period (in thousands)           $        10,727    $         6,532
Ratios to Average Net Assets
  Expenses                                                    1.00%(b)            1.00%(b)
  Net Investment Income                                       2.58%(b)            1.68%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.77%(b)            1.50%(c)

------------------------
(a) Not Annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional European Equity Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 29, 1996.

The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 2% at June 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio are allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $17,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to $137.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and the other portfolios in which the Trust and The JPM Pierpont Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended June 30, 1997, the fee for these services amounted to $1,321.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through April 30, 1998. For the six months ended June 30, 1997, Morgan has agreed to reimburse the Fund $32,368 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the fee for these services amounted to $4,223.

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $137 for the six months ended June 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $30.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                   FOR THE SIX       FOR THE PERIOD
                                                   MONTHS ENDED    FEBRUARY 29, 1996
                                                     JUNE 30,        (COMMENCEMENT
                                                       1997        OF OPERATIONS) TO
                                                   (UNAUDITED)     DECEMBER 31, 1996
                                                   ------------   --------------------
Shares sold......................................      262,434                614,762
Reinvestment of dividends and distributions......           --                  1,112
Shares redeemed..................................       (4,711)               (51,020)
                                                   ------------   --------------------
Net Increase.....................................      257,723                564,854
                                                   ------------   --------------------
                                                   ------------   --------------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

4. AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum commitment borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of June 30, 1997.

The European Equity Portfolio
Semi-annual Report June 30, 1997
(unaudited)

(The following pages should be read in conjunction with The JPM Institutional European Equity Fund
Semi-annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (89.6%)
BELGIUM (3.2%)
Arbed SA (Metals & Mining).......................        15,690   $   1,811,224
Banque Bruxelles Lambert SA (Banking)............         4,970       1,258,053
Credit Communal Holding/Dexia (Banking)..........        23,960       2,575,949
Delhaize Le Lion (Retail)........................        17,000         893,741
Electrabel SA (Utilities)........................        23,200       4,975,576
Fortis AG (Insurance)............................        17,264       3,568,053
Groupe Bruxelles Lambert SA (Multi - Industry)...        11,050       1,853,449
PetroFina SA (Oil-Production)....................         8,390       3,179,798
Solvay SA (Chemicals)............................         2,300       1,356,328
                                                                  -------------
                                                                     21,472,171
                                                                  -------------

FINLAND (0.9%)
Metra OY (Industrial)............................        40,000       1,205,177
Rautaruukki OY (K Shares) (Metals & Mining)......       174,200       1,827,769
UPM-Kymmene Corp. (Forest Products & Paper)......       145,700       3,366,026
                                                                  -------------
                                                                      6,398,972
                                                                  -------------

FRANCE (12.3%)
Alcatel Alsthom (Telecommunications-Equipment)...         9,198       1,153,092
AXA-UAP (Insurance)..............................        31,915       1,986,895
Canal Plus SA (Broadcasting & Publishing)........         9,729       1,895,775
Carrefour Supermarche SA (Retail)................         5,637       4,097,935
Christian Dior SA (Retail).......................        13,030       2,152,825
Compagnie Bancaire SA (Financial Services).......        10,144       1,292,061
Compagnie de Saint Gobain SA (Building
  Materials).....................................        33,281       4,858,137
Compagnie Generale de Geophysique, SA (Spon. ADR)
  (Miscellaneous)+...............................        83,800       1,613,150
Compagnie Generale des Eaux (Utilities)..........        47,032       6,032,273
Credit Commercial de France SA (Banking).........        29,100       1,234,198

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
FRANCE (CONTINUED)
Credit Local de France (Financial Services)......        11,905   $   1,159,893
Elf Aquitaine SA (Oil-Services)..................        66,700       7,202,905
Erid Beghin Say SA (Food, Beverages & Tobacco)...        14,200       2,128,451
Essilor International SA (Health Services).......         3,600         971,906
Genset SA (ADR) (Biotechnology)+.................        88,400       1,723,800
Groupe Danone (Food, Beverages & Tobacco)........        13,328       2,204,331
L'Air Liquide SA (Chemicals).....................        17,368       2,760,095
Lagardere S.C.A. (Entertainment, Leisure &
  Media).........................................        49,850       1,449,410
Pathe SA (Entertainment, Leisure & Media)........         7,500       1,489,541
Peugeot SA (Automotive)..........................        16,305       1,577,472
Pinault-Printemps-Redoute SA (Retail)............         2,700       1,298,736
Promodes (Retail)................................        11,070       4,316,045
Rhone-Poulenc (A Shares) (Chemicals).............        51,875       2,120,616
Sanofi SA (Pharmaceuticals)......................        36,935       3,623,708
Schneider SA (Electronics).......................        20,625       1,098,888
SEITA (Food, Beverages & Tobacco)................        71,700       2,271,562
SGS Thomson Microelectronics NV (Electronics)+...        25,077       1,981,920
Sidel SA (Machinery).............................        21,800       1,689,509
Societe Generale (Banking).......................        31,468       3,516,135
Synthelabo (Pharmaceuticals).....................        19,650       2,560,452
Thomson CSF (Electronics)........................        49,852       1,285,586
Total SA (Oil-Services)..........................        32,361       3,274,168
Union des Assurances Federales (Insurance).......        16,260       1,913,776
Usinor Sacilor (Metals & Mining).................        85,450       1,542,803
Valeo SA (Automotive)............................        28,472       1,770,123
                                                                  -------------
                                                                     83,248,172
                                                                  -------------

GERMANY (11.3%)
Allianz AG (Insurance)...........................         7,080       1,483,013
AVA Allgemeine Handelsgesellschaft der
  Verbraucher AG (Retail)+.......................         5,576       1,587,169
BASF AG (Chemicals)..............................        77,540       2,867,923
Bayer AG (Chemicals).............................       116,980       4,499,195

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
GERMANY (CONTINUED)
Bayerische Hypotheken-und Wechsel Bank AG
  (Banking)......................................       189,126   $   5,660,102
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................        49,390       2,012,408
Continental AG (Automotive)......................       228,060       5,667,033
Deutsche Bank AG (Banking).......................         3,300         192,978
Deutsche Telekom AG (Utilities)..................       249,429       6,011,945
Douglas Holding AG (Retail)......................        52,890       2,109,488
Dresdner Bank AG (Banking).......................       135,280       4,681,334
Fried, Krupp AG Hoesch Krupp (Multi -
  Industry)......................................        22,540       4,410,898
Hannover Rueckversicherungs AG (Insurance).......        24,469       1,699,105
Henkel KGaA (Chemicals)..........................        35,779       1,899,279
Lufthansa AG (Airlines)..........................       111,380       2,138,071
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................         2,327       6,530,162
Papierwerke Waldhof-Aschaffenburg AG (Forest
  Products & Paper)..............................         8,350       1,427,978
SAP AG (Computer Software).......................        29,020       5,828,868
Schering AG (Pharmaceuticals)....................        22,000       2,352,723
Siemens AG (Electrical Equipment)(1).............       118,690       7,053,148
SKW Trostberg AG (Chemicals).....................        86,600       2,927,197
VEBA AG (Utilities)(1)...........................        62,350       3,506,560
                                                                  -------------
                                                                     76,546,577
                                                                  -------------

IRELAND (1.8%)
Allied Irish Banks PLC (Banking).................       306,100       2,342,641
Bank of Ireland PLC (Banking)....................       172,800       1,889,989
CRH PLC (Building Materials).....................       151,000       1,576,379
Elan Corp. PLC (Spon. ADR) (Pharmaceuticals)+....        49,900       2,257,975
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................       127,300         624,150
Irish Life PLC (Insurance).......................       319,000       1,636,240
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................       645,000       1,868,265
                                                                  -------------
                                                                     12,195,639
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

ITALY (5.8%)
Arnoldo Mondadori Editore SPA (Entertainment,
  Leisure & Media)...............................       118,000   $     681,023
Assicurazioni Generali SPA (Insurance)...........        99,000       1,797,884
Banca Fideuram SPA (Financial Services)..........       540,000       1,762,974
Banca Popolare di Bergamo Credito Varesino SPA
  (Banking)......................................        95,000       1,404,202
Edison SPA (Utilities)...........................       368,000       1,828,645
ENI SPA (Oil-Services)...........................     1,637,000       9,260,138
Fiat SPA (Automotive)............................       787,000       2,830,702
Instituto Mobiliare Italiano SPA (Financial
  Services)......................................       117,000       1,052,072
Instituto Nazionale Delle Assicurazioni
  (Insurance)....................................     2,195,000       3,341,199
Mediaset SPA (Broadcasting & Publishing).........       392,000       1,662,227
Mediolanum SPA (Financial Services)..............       159,000       1,791,378
Montedison SPA (Multi - Industry)................     3,254,000       2,145,747
Parmalat Finanziaria SPA (Food, Beverages &
  Tobacco).......................................     1,206,000       1,704,631
Stet Societa' Finanziaria Telefonica SPA
  (Telecommunication Services)...................       447,000       1,549,985
Telecom Italia Mobile SPA (Telecommunication
  Services)......................................     1,440,000       2,572,789
Telecom Italia SPA (Telecommunications)..........     1,282,000       4,110,085
                                                                  -------------
                                                                     39,495,681
                                                                  -------------

NETHERLANDS (5.9%)
Aegon NV (Insurance).............................        32,384       2,264,359
Dutch State Mines NV (Chemicals).................        13,457       1,341,358
Heineken NV (Food, Beverages & Tobacco)..........         5,800         991,670
ING Groep NV (Financial Services)................       148,371       6,853,174
Koninklijke Hoogovens NV (Metals & Mining).......        21,300       1,189,299

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
NETHERLANDS (CONTINUED)
Koninklijke PTT Nederland NV
  (Telecommunications)...........................        33,320   $   1,309,453
Moeara Enim Petroleum MIJ NV (Oil-Services)......           900       1,570,952
Moeara Enim Petroleum MIJ NV (New shares)
  (Oil-Services).................................           130       2,952,552
Philips Electronics NV (Electronics).............        60,620       4,350,062
PolyGram NV (Entertainment, Leisure & Media).....        13,600         714,941
Royal Dutch Petroleum Co. (Oil-Services).........       175,760       9,158,829
Unilever NV (Food, Beverages & Tobacco)..........        27,740       5,850,069
Wolters Kluwer NV (Broadcasting & Publishing)....        13,988       1,706,270
                                                                  -------------
                                                                     40,252,988
                                                                  -------------

NORWAY (1.9%)
Kvaerner ASA (Series B) (Capital Goods)..........        57,000       3,192,276
Norsk Hydro ASA (Oil-Services)...................       110,000       5,995,250
Nycomed ASA (Series B) (Medical Supplies)........        71,800       1,029,806
Storebrand ASA (A Shares) (Insurance)+...........       480,000       2,865,262
                                                                  -------------
                                                                     13,082,594
                                                                  -------------

PORTUGAL (0.8%)
Banco Comercial Portugues SA (Banking)...........       169,003       3,195,665
Banco Espirito Santo e Comercial de Lisboa SA
  (Banking)......................................         7,260         164,743
Banco Totta & Acores SA (Registered B)
  (Banking)......................................       113,400       1,897,203
Cimpor Cimentos de Portugal SA (Building
  Materials).....................................         5,820         135,808
Electricidade de Portugal SA (Electric)..........        12,300         226,003
                                                                  -------------
                                                                      5,619,422
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

SPAIN (2.3%)
Acerinox SA (Metals & Mining)....................         3,700   $     694,615
Banco Bilbao Vizcaya SA (Banking)................        41,000       3,336,981
Banco Popular Espanol SA (Banking)...............         7,940       1,948,962
Fuerzas Electric de Cataluna SA (Electric).......       107,441       1,026,413
Hidroelectrica del Cantabrico SA (Electric)......        38,600       1,569,510
Iberdrola SA (Electric)..........................       294,900       3,729,610
Repsol SA (Gas Exploration)......................        53,600       2,270,537
Vallehermoso SA (Real Estate)....................        27,000         729,754
                                                                  -------------
                                                                     15,306,382
                                                                  -------------

SWEDEN (2.3%)
Astra AB (B Shares) (Pharmaceuticals)............        46,594         822,526
Autoliv, Inc. (SDR) (Automotive Supplies)+.......        26,610       1,023,808
Avesta Sheffield AB (Metals & Mining)............        89,000       1,030,149
Ericsson AB (B Shares) (Telecommunications-
  Equipment).....................................       100,000       3,937,985
Incentive AB (B Shares) (Pharmaceuticals)........        31,800       2,907,591
Scania AB (B Shares) (Automotive)................        50,800       1,550,467
SKF AB (A Shares) (Capital Goods)................        30,000         746,859
SKF AB (B Shares) (Capital Goods)................        49,000       1,267,398
Svenska Handelsbanken (Banking)..................        70,000       2,226,999
                                                                  -------------
                                                                     15,513,782
                                                                  -------------

SWITZERLAND (8.2%)
ABB AG (Machinery)...............................           530         803,443
Bell AG (Food, Beverages & Tobacco)..............         2,825       1,042,528
Georg Fischer AG (Automotive Supplies)...........         1,110       1,545,632
Holderbank Financiere Glaris AG (Building
  Materials).....................................         1,446       1,367,791

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SWITZERLAND (CONTINUED)
Julius Baer Holdings AG (Banking)................         1,270   $   1,947,011
Liechtenstein Global Trust AG (Banking)..........         3,920       2,406,558
Nestle SA (Food, Beverages & Tobacco)............         4,200       5,548,719
Novartis AG (Pharmaceuticals)....................        10,490      16,794,362
Roche Holding AG (Pharmaceuticals)...............         1,029       9,320,537
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)....................................         2,328       3,297,541
Schweizerischer Bankverein (Banking)+............         9,300       2,491,100
Societe Generale de Surveillance Holding SA
  (Commercial Services)..........................         2,800       1,104,366
Union Bank of Switzerland (Banking)..............         4,500       5,154,851
Zurich Versicherungsgesellschaft (Insurance).....         8,000       3,188,257
                                                                  -------------
                                                                     56,012,696
                                                                  -------------

UNITED KINGDOM (32.9%)
Abbey National PLC (Banking).....................       249,200       3,400,898
Allied Colloids Group PLC (Chemicals)............     1,239,914       2,589,805
Allied Domecq PLC (Food, Beverages & Tobacco)....       400,000       2,875,911
Amersham International PLC (Biotechnology).......        80,100       2,132,968
Bass PLC (Food, Beverages & Tobacco).............       260,700       3,180,364
BAT Industries PLC (Food, Beverages & Tobacco)...       627,500       5,613,374
Britannic Assurance PLC (Insurance)..............       156,100       2,104,358
British Airways PLC (Airlines)...................       317,400       3,615,864
British Petroleum Co. PLC (Oil-Services).........       843,017      10,480,662
British Telecommunications PLC
  (Telecommunications)...........................     1,270,500       9,430,643
BTR PLC (Multi - Industry).......................       942,800       3,224,506
Burmah Castrol PLC (Oil-Production)..............       128,800       2,177,917
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................       452,700   $   4,038,379
Cobham PLC (Aerospace)...........................       188,500       2,266,632
Compass Group PLC (Food, Beverages & Tobacco)....       393,100       4,396,470
Courtaulds PLC (Chemicals).......................       236,000       1,331,507
Dalgety PLC (Food, Beverages & Tobacco)..........       415,200       1,782,825
Energy Group PLC (Energy Source).................       207,200       2,210,444
Flextech PLC (Broadcasting & Publishing)+........        94,400       1,021,215
General Cable PLC (Broadcasting & Publishing)+...       386,600       1,048,772
General Electric Co. PLC (Electrical
  Equipment).....................................       379,800       2,269,244
Glaxo Wellcome PLC (Pharmaceuticals)(1)..........       890,000      18,404,252
Glynwed International PLC (Metals & Mining)......       695,700       2,690,621
Great Universal Stores PLC (Retail)..............       404,000       4,098,140
Guardian Royal Exchange PLC (Insurance)..........       741,300       3,349,620
Guinness PLC (Food, Beverages & Tobacco).........       312,600       3,059,131
Hanson PLC (Building Materials)..................       295,200       1,464,079
Hillsdown Holdings PLC (Food, Beverages &
  Tobacco).......................................       838,000       2,363,989
HSBC Holdings PLC (Banking)......................        11,700         346,559
HSBC Holdings PLC (75p) (Banking)................       517,000      15,905,289
Hyder PLC (Water)................................       122,116       1,646,226
Kingfisher PLC (Retail)..........................       281,600       3,196,309
Lloyds TSB Group PLC (Banking)...................     1,204,960      12,373,414
Lucas Varity PLC (Automotive Supplies)...........       934,100       3,233,616
Medeva PLC (Pharmaceuticals).....................       300,400       1,284,887
MEPC PLC (Real Estate)...........................       443,100       3,626,418
Norwich Union PLC (Insurance)+...................       179,083         947,792
Pilkington PLC (Building Materials)..............       897,700       2,061,779
Premier Farnell PLC (Electronics)................       185,000       1,437,872
Prudential Corp. PLC (Insurance).................       340,000       3,321,158

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Racal Electronic PLC (Telecommunications-
  Equipment).....................................       644,800   $   2,575,538
Rank Group PLC (Entertainment, Leisure &
  Media).........................................       579,300       3,668,512
Reed International PLC (Broadcasting &
  Publishing)....................................       367,000       3,542,630
RMC Group PLC (Building Materials)...............       162,000       2,623,370
Rolls-Royce PLC (Aerospace)......................       356,000       1,356,804
Royal Bank of Scotland Group PLC (Banking).......       335,900       3,141,797
RTZ Corp. PLC (Metals & Mining)..................       142,065       2,474,333
Safeway PLC (Retail).............................       296,500       1,714,791
Sainsbury (J.) PLC (Retail)......................       832,841       5,045,396
Scottish Power PLC (Electric)....................     1,000,200       6,492,070
Sears PLC (Retail)...............................     2,253,000       2,549,775
Shell Transport & Trading Co. PLC
  (Oil-Services).................................       441,300       3,011,269
SmithKline Beecham PLC (Pharmaceuticals).........       149,350       2,747,867
Standard Chartered PLC (Banking).................       121,800       1,856,840
Tomkins PLC (Multi - Industry)...................       594,000       2,570,346
United News & Media PLC (Broadcasting &
  Publishing)....................................       350,800       4,066,422
Vickers PLC (Capital Goods)......................       760,300       2,581,350
Vodafone Group PLC (Telecommunications)..........     1,353,800       6,601,671
Wessex Water PLC (Water).........................       274,100       1,856,672
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Willis Corroon Group PLC (Insurance).............       580,800   $   1,237,281
Zeneca Group PLC (Pharmaceuticals)...............       171,000       5,652,065
                                                                  -------------
                                                                    223,370,708
                                                                  -------------
  TOTAL COMMON STOCK (COST $479,894,194).........                   608,515,784
                                                                  -------------

PREFERRED STOCK (2.0%)
GERMANY (2.0%)
CKAG Colonia Konzern AG (Insurance)(1)...........        26,600       2,243,973
GEA AG (Machinery)...............................         3,010       1,167,702
Jungheinrich AG (Machinery)......................        11,350       1,869,375
MAN AG (Capital Goods)...........................         4,890       1,240,366
RWE AG (Utilities)...............................       198,260       6,906,254
Volkswagen AG (Automotive).......................            70          39,368
                                                                  -------------
                                                                     13,467,038
                                                                  -------------
  TOTAL PREFERRED STOCK (COST $12,415,633).......                    13,467,038
                                                                  -------------

WARRANTS (1.6%)
GERMANY (1.6%)
Allianz AG, Expiring 02/23/98 (Insurance)+.......        12,190       1,157,765
Muenchener Rueckversicherungs-Gesellschaft AG,
  Expiring 03/13/98 (Insurance)+.................         1,200         423,521
Veba International Finance, Expiring 04/06/98
  (Utilities)+...................................         7,640       2,678,881
Volkswagen AG, Expiring 10/27/98 (Automotive)+...        14,790       6,204,464
                                                                  -------------
                                                                     10,464,631
                                                                  -------------
  TOTAL WARRANTS (COST $4,053,561)...............                    10,464,631
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
CONVERTIBLE BONDS (0.0%)(2)

                                                       (IN DEM)
                                                   ------------
GERMANY (0.0%)(2)
Commerzbank AG, 8.00% due 06/01/07 (Banking)
  (cost $2,395)..................................         3,000   $       2,535
                                                                  -------------
SHORT-TERM INVESTMENTS (5.0%)
REPURCHASE AGREEMENT (0.5%)
State Street Bank and Trust Repurchase Agreement,
  5.00% due 07/01/97, dated 06/30/97, proceeds
  $3,045,423 (collateralized by U.S. Treasury
  Note, 5.875% due 08/15/98, valued at
  $3,106,129)(1) (Banking).......................  $  3,045,000       3,045,000
                                                                  -------------

TIME DEPOSITS--FOREIGN (4.3%)
State Street Bank Cayman Islands, 5.25% due
  07/01/97 (Banking).............................    29,455,000      29,455,000
                                                                  -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 5.30% due
  11/13/97(1) (Government Obligations)...........  $  1,500,000   $   1,470,760
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $33,970,845)..................................                    33,970,760
                                                                  -------------
TOTAL INVESTMENTS
  (COST $530,336,628) (98.2%)..................................     666,420,748
OTHER ASSETS IN EXCESS OF
  LIABILITIES (1.8%)...........................................      12,434,054
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 678,854,802
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $531,088,833 for Federal Income Tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation was $146,717,603 and $11,385,688, respectively, resulting in net unrealized appreciation of $135,331,915.

+ - Non-income producing securities.

1 - Security fully or partially segregated as collateral for futures contracts.

2 - Less than 0.1%

ADR - American Depository Receipt

SDR - Swedish Depository Receipt

Spon. ADR - Sponsored ADR

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
                                                                    PERCENT OF
                                                                    PORTFOLIO
                                                                    ----------
Banking..........................................................       17.9%
Pharmaceuticals..................................................       10.3%
Oil-Services.....................................................        7.9%
Insurance........................................................        7.6%
Food, Beverages & Tobacco........................................        7.4%
Retail...........................................................        5.0%
Utilities........................................................        4.8%
Chemicals........................................................        3.6%
Telecommunications...............................................        3.2%
Automotive.......................................................        2.9%
Broadcasting & Publishing........................................        2.2%
Multi-Industry...................................................        2.1%
Building Materials...............................................        2.1%
Financial Services...............................................        2.1%
Metals & Mining..................................................        2.0%
Electric.........................................................        2.0%
Electronics......................................................        1.5%
Electrical Equipment.............................................        1.4%
Capital Goods....................................................        1.4%
Entertainment, Leisure & Media...................................        1.2%
Telecommunications-Equipment.....................................        1.2%
Forest Products & Paper..........................................        1.0%
Computer Software................................................        0.9%
Automotive Supplies..............................................        0.9%
Airlines.........................................................        0.9%
Machinery........................................................        0.8%
Oil-Production...................................................        0.8%
Real Estate......................................................        0.7%
Telecommunication Services.......................................        0.6%
Biotechnology....................................................        0.6%
Aerospace........................................................        0.5%
Water............................................................        0.5%
Gas Exploration..................................................        0.3%
Energy Sources...................................................        0.3%
Construction & Housing...........................................        0.3%
Miscellaneous....................................................        0.2%
Government Obligations...........................................        0.2%
Industrial.......................................................        0.2%
Commercial Services..............................................        0.2%
Hospital Supplies................................................        0.2%
Health Services..................................................        0.1%
                                                                    ----------
                                                                       100.0%
                                                                    ----------
                                                                    ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $530,336,628)           $666,420,748
Foreign Currency at Value (Cost $9,729,207)           9,669,004
Cash                                                        902
Receivable for Investments Sold                      16,143,691
Dividends Receivable                                  1,909,942
Deferred Organization Expenses                           18,313
Interest Receivable                                       4,850
Prepaid Trustees' Fees                                      650
                                                   ------------
    Total Assets                                    694,168,100
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    14,242,507
Variation Margin Payable                                420,198
Advisory Fee Payable                                    359,402
Custody Fee Payable                                     222,078
Administrative Services Fee Payable                      17,167
Organization Expenses Payable                             5,228
Administration Fee Payable                                1,710
Fund Services Fee Payable                                   568
Accrued Expenses                                         44,440
                                                   ------------
    Total Liabilities                                15,313,298
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $678,854,802
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,495,681)                                                 $ 8,646,999
Interest Income (Net of Foreign Withholding Tax
  of $43)                                                            798,749
                                                                 -----------
    Investment Income                                              9,445,748

EXPENSES
Advisory Fee                                       $ 2,157,335
Custodian Fees and Expenses                            518,851
Administrative Services Fee                            103,914
Professional Fees and Expenses                          25,418
Fund Services Fee                                       11,180
Administration Fee                                       8,210
Trustees' Fees and Expenses                              5,135
Printing Expenses                                        3,864
Amortization of Organization Expenses                    3,311
Insurance Expense                                          675
Miscellaneous                                              199
                                                   -----------
    Total Expenses                                                 2,838,092
                                                                 -----------
NET INVESTMENT INCOME                                              6,607,656

NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $2,611,029
    net realized gain from futures contracts)       48,195,997
  Foreign Currency Transactions                       (474,684)
                                                   -----------
    Net Realized Gain                                             47,721,313

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (including $225,844 net unrealized
    depreciation from futures contracts)            23,874,249
  Foreign Currency Contracts and Translations          (61,760)
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

    Net Change in Unrealized Appreciation                         23,812,489
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $78,141,458
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED     FOR THE FISCAL
                                                   JUNE 30, 1997      YEAR ENDED
                                                    (UNAUDITED)    DECEMBER 31, 1996
                                                   -------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   6,607,656   $      9,485,132
Net Realized Gain on Investment and Foreign
  Currency Transactions                               47,721,313         28,212,359
Net Change in Unrealized Appreciation of
  Investments and Foreign Currency Translations       23,812,489         75,161,064
                                                   -------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                      78,141,458        112,858,555
                                                   -------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        118,363,590        276,685,442
Withdrawals                                         (207,719,394)      (131,367,814)
                                                   -------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                   (89,355,804)       145,317,628
                                                   -------------   -----------------
    Total Increase (Decrease) in Net Assets          (11,214,346)       258,176,183

NET ASSETS
Beginning of Period                                  690,069,148        431,892,965
                                                   -------------   -----------------
End of Period                                      $ 678,854,802   $    690,069,148
                                                   -------------   -----------------
                                                   -------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                                                      MARCH 28, 1995
                                                   FOR THE         FOR THE FISCAL    (COMMENCEMENT OF
                                               SIX MONTHS ENDED      YEAR ENDED       OPERATIONS) TO
                                                JUNE 30, 1997       DECEMBER 31,       DECEMBER 31,
                                                 (UNAUDITED)            1996               1995
                                               ----------------   ----------------   ----------------
RATIOS TO AVERAGE NET ASSETS
    Expenses                                          0.86%(a)           0.84%             0.90%(a)
    Net Investment Income                             1.99%(a)           1.65%             1.67%(a)
Portfolio Turnover                                      33%(b)             57%               36%(b)
Average Broker Commissions                         $0.0270            $0.0230                --

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "Portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The Portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in European markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in European countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

       Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b) The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
       exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

       Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d) The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

       The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At June 30, 1997, the Portfolio had no open forward foreign currency contracts.

    e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
       correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions for the six months ended June 30, 1997, are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts opened.................................       705    $   106,402,181
Contracts closed.................................      (563)       (77,030,827)
                                                   ---------   ----------------
Contracts open at end of period..................       142    $    29,371,354
                                                   ---------   ----------------
                                                   ---------   ----------------

      SUMMARY OF OPEN CONTRACTS AT JUNE 30, 1997

                                                                    NET UNREALIZED
                                                                    APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
Financial Times-Stock Exchange 100-Share Index,
 expiring September 1997.........................             66    $    (393,268)
German Stock Exchange Index, expiring September
 1997............................................             76          167,424
                                                   --------------   --------------
Totals...........................................            142    $    (225,844)
                                                   --------------   --------------
                                                   --------------   --------------

    f) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    g) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    h) The Portfolio incurred organization expenses in the amount of $33,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    i) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 1997 such fees amounted to $2,157,335.

    b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Portfolio and the other portfolios in which The JPM Pierpont Funds and The JPM Institutional Funds invest (the "Master Portfolios"), JPM Series Trust, JPM Series Trust II and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to $8,210.

    c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average daily net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust. For the six months ended June 30, 1997, the fee for these services amounted to $103,914.

    d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $11,180 for the six months ended June 30, 1997.

    e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,300.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1997 were as follows:

                      COST OF               PROCEEDS
                     PURCHASES             FROM SALES
                    ------------          ------------
                    $213,986,877          $291,276,027

JPM INSTITUTIONAL PRIME MONEY MARKET FUND
JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
JPM INSTITUTIONAL TREASURY MONEY MARKET FUND
JPM INSTITUTIONAL SHORT TERM BOND FUND
JPM INSTITUTIONAL BOND FUND
JPM INSTITUTIONAL TAX EXEMPT BOND FUND
JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND
JPM INSTITUTIONAL INTERNATIONAL BOND FUND
JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
JPM INSTITUTIONAL DIVERSIFIED FUND
JPM INSTITUTIONAL U.S. EQUITY FUND
JPM INSTITUTIONAL DISCIPLINED EQUITY FUND
JPM INSTITUTIONAL U.S. SMALL COMPANY FUND
JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND
JPM INSTITUTIONAL EUROPEAN EQUITY FUND
JPM INSTITUTIONAL JAPAN EQUITY FUND
JPM INSTITUTIONAL ASIA GROWTH FUND






FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.




The
JPM Institutional
European
Equity Fund







SEMI-ANNUAL REPORT
JUNE 30, 1997